n e w s r e l e a s e

Humana Inc.
500 West Main Street
P.O. Box 1438
Louisville, KY 40201-1438
www.humana.com

HUMANA
Guidance when you need it most

FOR MORE INFORMATION CONTACT:

Regina Nethery
Humana Investor Relations
502-580-3644
Rnethery@humana.com

Tom Noland
Humana Corporate Communications
502-580-3674
Tnoland@humana.com

KMG
AMERICA

Scott DeLong
KMG America
952-930-4804
scott.delong@kmgamerica.com

Humana Announces Intent to Acquire KMG America
Acquisition to further expand Humana's product portfolio

LOUISVILLE, Kentucky - September 7, 2007 - Humana Inc. (NYSE: HUM) today announced it has signed a definitive agreement to purchase KMG America Corporation ("KMG") (NYSE: KMA), a group and voluntary insurance benefits and third-party administration company based in Minnetonka, Minnesota, for cash consideration of $6.20 for each outstanding share of KMG, representing a premium of approximately 36 percent over the average closing price of KMG shares for the past 60 trading days. The total transaction price of approximately $187.7 million (including estimated assumed debt of approximately $50 million) will be financed through a combination of cash and debt.

KMG offers life and health insurance products and services to approximately 1.1 million group and individual members nationwide, including stand-alone stop-loss insurance through group employers for approximately 473,000 members and third-party claims administration and medical management services for approximately 131,000 self-insured members. KMG's revenues for the year ended December 31, 2006 approximated $181 million.

"KMG's capabilities in voluntary products will complement our major medical offerings in both the employer group and individual product lines," said Michael B. McCallister, Humana's president and chief executive officer. "In addition, KMG's approach to both marketing and product distribution fit well with Humana's focus on the consumer. We are looking forward to having KMG as part of our organization."

"KMG America has managed a rigorous strategic alternative review process and could not be more excited about joining the Humana family of companies," said Kenneth U. Kuk, chairman of the board, president, and chief executive officer of KMG. "Our shareholders, producers, and associates will benefit from this affiliation. I feel we have accomplished the objectives we stated when we announced this effort in May 2007."

The transaction is not expected to impact Humana's guidance for 2007 diluted earnings per common share, with accretion of $0.04 to $0.05 per share expected in 2008.

The transaction was unanimously approved by the boards of directors of Humana and KMG. The transaction is subject to customary closing conditions, including the approval by KMG shareholders and the receipt of governmental and regulatory approvals, including the approval of the South Carolina Department of Insurance, and the expiration of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. KMG expects to schedule a special meeting of shareholders during the fourth quarter of 2007 to vote on the transaction. The transaction is anticipated to be completed in the first quarter of 2008.

Humana Cautionary Statement

This news release contains statements and earnings guidance points that are forward-looking. The forward-looking items herein are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking items may be significantly impacted by certain risks and uncertainties described in the company's Form 10-K for the year ended December 31, 2006, its Form 10-Qs for the periods ended March 31, 2007 and June 30, 2007 and Form 8-Ks filed during 2007, as filed with the Securities and Exchange Commission.

About Humana

Humana Inc., headquartered in Louisville, Kentucky, is one of the nation's largest publicly traded health benefits companies, with approximately 11.3 million medical members. Humana offers a diversified portfolio of health insurance products and related services - through traditional and consumer-choice plans - to employer groups, government-sponsored plans, and individuals.

Over its 46-year history, Humana has consistently seized opportunities to meet changing customer needs. Today, the company is a leader in consumer engagement, providing guidance that leads to lower costs and a better health plan experience throughout its diversified customer portfolio.

More information regarding Humana is available to investors via the Investor Relations page of the company's web site at www.humana.com, including copies of:

  Annual reports to stockholders;
  Securities and Exchange Commission filings;
  Most recent investor conference presentations;
  Quarterly earnings news releases;
  Replays of most recent earnings release conference calls;
  Calendar of events (includes upcoming earnings conference call dates and times, as well as planned interaction with research analysts and institutional investors);
  Corporate Governance Information.

KMG America - Additional Information and Where to Find It

KMG America plans to file with the Securities and Exchange Commission (the "SEC") and mail to its shareholders a proxy statement in connection with the special meeting of the KMG America shareholders that will be held to consider the proposed merger (the "Merger Proxy Statement") and KMG America may file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and shareholders are urged to read the Merger Proxy Statement and any other relevant documents carefully and in their entirety, when they become available, because they will contain important information about the proposed merger. When available, shareholders may obtain a free copy of the Merger Proxy Statement and other documents that KMG America files with the SEC at the SEC's website, at www.sec.gov. The Merger Proxy Statement and other documents filed with the SEC may also be obtained free of charge from KMG America, at www.kmgamerica.com, or by directing a request to KMG America Corporation, 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, Attention: General Counsel.

Participants in the KMG America Solicitation

KMG America, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in KMG America's proxy statement filed with the SEC on March 30, 2007, and information concerning such individuals will be included in the proxy statement relating to the proposed merger, when it becomes available. To the extent such individuals' holdings of KMG America's securities have changed since the amounts printed in the proxy statement dated March 30, 2007, such changes have been reflected on Forms 3, 4 and 5 filed with the SEC and will be reflected in the Merger Proxy Statement.

KMG America Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this news release are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to the expected timing, completion and effects of the proposed merger. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the control of KMG America. Due to known and unknown risks, actual results may differ materially from expectations or projections. KMG America does not undertake any obligations to update any forward-looking statement, whether written or oral, relating to matters discussed in this news release.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the shareholders of KMG America may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholders meeting; the parties may be unable to obtain governmental and regulatory approvals required for the merger; required governmental or regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; or other factors that may be referred to in KMG America's reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by KMG America will not materially and adversely affect future events. Viewers of this news release are cautioned to consider these risks and uncertainties and not to place undue reliance on the forward-looking statements.